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                            Prudential Mutual Funds
                       Supplement dated November 3, 1997

    The following information supplements the Statement of Additional Information of each of the Funds listed below.

PURCHASE AND REDEMPTION OF FUND SHARES--Class Z Shares

    Class Z shares of the Fund may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (i) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates,
(ii) the Fund is an available investment option under the agreement and (iii) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

          Name of Fund                                               Prospectus Date
          ---------------------------------------------------        ------------------
          Prudential Diversified Bond Fund, Inc.                     March 25, 1997
          Prudential Equity Fund, Inc.                               March 5, 1997
          Prudential Equity Income Fund                              December 30, 1996
          Prudential Government Income Fund, Inc.                    May 1, 1997
          Prudential MoneyMart Assets, Inc.                          February 28, 1997
          Prudential Stock Index Fund                                June 18, 1997

MF970C-10 (11/3/97)